EXHIBIT 32.2

DUO WORLD, INC.

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Duo World, Inc. (“Company”) on Form 10-K for the year ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Suzannah Jennifer Samuel Perera, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 13, 2023

By:	/s/ Suzannah Jennifer Samuel Perera
Suzannah Jennifer Samuel Perera
Its:	Chief Financial Officer (Principal Financial Officer)